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        SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                  CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S
PROSPECTUS.

THE FOLLOWING SUPERSEDES THE DESCRIPTION OF PORTFOLIO INVESTMENTS FOUND ON PAGE 24 OF THE PROSPECTUS:

Under normal market conditions, this fund invests at least 80% of net assets, plus any borrowings for investment purposes, in fixed-income securities.

The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund to become effective upon at least 60 days' notice to shareholders prior to any such change.

OTHER CONTRARY INFORMATION IN THE PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION IS ALSO SUPERSEDED.

Dated:  May 31, 2002                                              CSISB-16-0502